                                                                    EXHIBIT 21.1

                              BJ SERVICES COMPANY
                                  SUBSIDIARIES

                                                              PERCENTAGE OWNED BY
                                                              --------------------
        NAME OF ENTITY/JURISDICTION OF ORGANIZATION           COMPANY   SUBSIDIARY
        -------------------------------------------           -------   ----------
BJ Services Company Middle East (Delaware)..................    100%
  Gulf Well Services Company (Kuwait) (Joint Venture).......                40%
BJ Services Company Overseas (Delaware) (Inactive)..........    100%
BJ Services Company, U.S.A. (Delaware)......................               100%
  BJ Operating & Maintenance company, L.L.C. (Delaware).....               100%
  BJ Services, L.L. C. (Delaware)...........................               100%
  BJ Services Equipment, L.P. (Delaware)....................               100%
  Western Petroleum Services International Company
     (Delaware).............................................               100%
     Western Petroleum Services International Nigeria
      Limited (Nigeria) (Joint Venture).....................                60%
     P.T. Western Petroleum Servindo (Indonesia)............               100%
     BJ-Rotary Petroleum Ltd. KFT (Hungary) (Joint
      Venture)..............................................                64%
  Western Oceanic (Nigeria) Limited (Nigeria) (Joint
     Venture)...............................................                60%
  Colony Drilling Company Limited (Scotland)................               100%
  Western Oceanic, Inc. (Delaware)..........................               100%
     Western Oceanic International, Inc. (Panama)...........               100%
  BJ Process and Pipeline Services Company (Texas)..........               100%
     KPC-Knapp Pipeline Cleaners Limited (Singapore)........                30%
  Mercury Cementing, Inc. (Nebraska)........................               100%
  Service Fracturing Company of Oklahoma, Inc...............               100%
  Service Fracturing Company of Woodward....................               100%
  International NOWSCO Well Service, Inc (Texas)............               100%
BJ Service International, Inc. (Delaware)...................               100%
  BJ-Hughes C.I. Ltd. (Cayman Islands) (Inactive)...........               100%
  BJ Oilwell Services (M) Sdn. Bhd. (Malaysia)(Joint
     Venture)...............................................                30%
  BJ Service International (Thailand) Ltd...................               100%
  BJ Service Arabia Ltd. (Saudi Arabia) (Joint Venture).....                70%
  BJ Services C.I., Ltd. (Cayman Islands)...................               100%
  Nowsco Well Service GmBH (Germany)........................               100%
  Nowsco Norge AS (Norway)..................................               100%
  BJ Process & Pipeline Services Pte. Ltd. (Singapore)......               100%
  Nowsco Well Service SRL (Italy)...........................               100%
  BJ Services International B.V. (Netherlands)..............               100%
     BJ Tubular Services B.V. (Netherlands).................               100%
     Nowsco (UAE) LLC (being liquidated)....................               100%
  BJ Services Company (Sakhalin) Limited (Russia)...........               100%
  Nowsco Well Service Ltd. (Alberta)........................               100%
     Nowsco Well Service (Ireland) Limited..................               100%
     Nowsco Well Service Company Limited (Barbados).........               100%
     Nowsco Well Service International Limited (Bermuda)....  .....        100%
     Nowsco (B) SDN. BHD. (Brunei)(Joint Venture)...........                30%
     Biarritz Overseas Limited (Cyprus).....................               100%
       ZAO Biarritz Overseas Limited (Siberia)..............               100%
     Nowsco International Limited (Barbados)................               100%
     Nowsco Well Service (Cyprus) Limited...................               100%
       Nowsco Well Service (Vostok) Limited (Russia)........               100%

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
                                                              PERCENTAGE OWNED BY
                                                              --------------------
        NAME OF ENTITY/JURISDICTION OF ORGANIZATION           COMPANY   SUBSIDIARY
        -------------------------------------------           -------   ----------
       NMS Oil Field Limited (Cyprus).......................               100%
       Nowsco Americas S.A. (Argentina).....................               100%
       Nowsco Well Service (Europe) BV (Netherlands)........               100%
       PT Nowsco Well Service (Indonesia)(Joint Venture)....                70%
       Sarku Nowsco Well Services SDN BHD (Malaysia)(Joint
        Venture)............................................                40%
       Nowsco Well Services (Vietnam) Ltd...................               100%
BJ Services Company B.V. (Netherlands)......................               100%
  BJ Services Company GmbH (Germany)........................               100%
  BJ Services AS (Norway)...................................               100%
  BJ Services Company Italia S.r.1. (Italy).................               100%
BJ Services Company Mexicana S.A. de C.V. (Mexico)..........               100%
BJ Servicios International S.A. de C.V. (Mexico)............               100%
BJ Services Company (Nigeria) Limited (Joint Venture).......                60%
BJ Services Company, S.A. (Panama)..........................               100%
BJ Services Company Limited (Scotland)......................               100%
  BJ Petroleum Services Limited (UK)........................               100%
  BJ Services Company (UK) Limited (Scotland)...............               100%
  BJ Services Company Middle East Limited (Scotland)........               100%
  BJ Service Company Africa (Scotland)......................               100%
  BJ Tubular Services Limited (Scotland)....................               100%
     BJ Process & Pipeline Services AS (Norway).............               100%
     BJ Tubular Services A/S (Denmark)......................               100%
  BJ Services Company (Australia) Pty. Ltd. (Australia).....               100%
  BJ Process & Pipeline Services Limited (UK)...............               100%
  Nowsco Well Service Limited (UK)..........................               100%
     McKenna & Sullivan Limited (UK)........................               100%
  BJ Services (GB) Limited (Scotland).......................               100%
BJ Services Company (Singapore) Pte. Ltd. (Singapore).......               100%
  BJ Services Company (Hong Kong) Limited (Hong Kong).......               100%
  Indo-Chew Trading Limited (British Virgin Island).........               100%
BJ Services de Venezuela IV, C.A. (Venezuela)...............               100%
BJ Services de Venezuela, C.A. (Venezuela)..................               100%
  BJ Services de Venezuela III, C.A. (Venezuela)............               100%
  BJ Services International, S.A. (Panama)..................               100%
  BJ Pumping Services Company S.A. (Panama) (Joint
     Venture)...............................................                65%
  International Chemical Specialities FZE (Jebel Ali).......               100%
  BJ Services Do Brazil Ltda................................               100%
  SEBEP Quimica Industria e Comercio Ltda. (Brazil).........               100%
  SEBEX Oil Well Services, S.A. (Brazil)....................               100%
BJ Services S.A. (Argentina)................................               100%
Compania de Servicios Petroleros BJ Boliviana S.A. (BJ
  Boliviana S.A.) (Bolivia) (Joint Venture).................                49%
Hughes Services Eastern Hemisphere S.A.R.L. (France)........               100%
International Specialty Chemicals Ltd. (Cayman Islands)
  (Joint Venture)...........................................                75%
P.T. BJ Services Indonesia (Indonesia) (Joint Venture)......                75%
Societe Algerienne de Puits Producteurs d'Hydrocarbures
  (BJSP) (Algeria)..........................................                49%